UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549






                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                             January  24, 1994



                                TEXACO INC.
          (Exact name of registrant as specified in its charter)



       Delaware                        1-27             74-1383447
(State or other jurisdiction of    (Commission File  (I.R.S. Employer
        incorporation)                 Number)        Identification Number)

 2000 Westchester Avenue,                                  10650
 White Plains, New York                                  (Zip Code)
(Address of principal executive offices)


                              (914) 253-4000

           (Registrant's telephone number, including area code)

Item 5. Other Events
- --------------------

1.   On January 24, 1994, the Registrant issued an Earnings Press
     Release entitled "Texaco Reports Results for the Fourth
     Quarter and Year 1993," a copy of which is attached hereto as Exhibit 99 and made a part hereof.


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits
- -------------------------------------------------------------------------

(c)  Exhibit

     99.  Press Release issued by Texaco Inc. dated January 24,
          1994, entitled "Texaco Reports Results for the Fourth
          Quarter and Year 1993."

                                SIGNATURES
                                ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                               ------------
                                               (Registrant)





                                        By:    /s/R. E. KOCH
                                            --------------------
                                                  R. E. Koch
                                            (Assistant Secretary)





Date:  January 24, 1994
       ----------------

                                                      APPENDIX



Description of graphic material included in Exhibit 99.

The following information is depicted in graphic form in the Press Release issued by Texaco Inc. dated January 24, 1994, entitled "Texaco Reports Results for the Fourth Quarter and Year
1993" filed as Exhibit 99 to this Form 8-K:

1.   The first graph is located within the second paragraph of
     Exhibit 99. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1992 and 1993. The Y axis depicts dollars per barrel from $10.00 to $20.00 with $2.00 increments. The X axisdepicts the calendar quarters for 1992 and 1993. The plot points are as follows:

     First Quarter 1992       -    $14.48 per barrel
     Second Quarter 1992      -    $16.70 per barrel
     Third Quarter 1992       -    $17.81 per barrel
     Fourth Quarter 1992      -    $16.50 per barrel
     First Quarter 1993       -    $15.46 per barrel
     Second Quarter 1993      -    $15.70 per barrel
     Third Quarter 1993       -    $13.55 per barrel
     Fourth Quarter 1993      -    $12.36 per barrel

The following summary information is also depicted at the bottom of the graph:

     Year 1992                -    $16.36 per barrel
     Year 1993                -    $14.26 per barrel

2.   The second graph is located within the fifth paragraph of
     Exhibit 99. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarters for the years 1992 and 1993. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for 1992 and 1993. The plot points are as follows:

     First Quarter 1992       -    $1.72/MCF
     Second Quarter 1992      -    $1.51/MCF
     Third Quarter 1992       -    $1.83/MCF
     Fourth Quarter 1992      -    $2.40/MCF
     First Quarter 1993       -    $1.99/MCF
     Second Quarter 1993      -    $2.26/MCF
     Third Quarter 1993       -    $2.17/MCF
     Fourth Quarter 1993      -    $2.34/MCF

The following summary information is also depicted at the bottom of the graph:

     Year 1992                -    $1.84/MCF
     Year 1993                -    $2.19/MCF